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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 22, 2004





                         CALIFORNIA PIZZA KITCHEN, INC.
             (Exact name of registrant as specified in its charter)


         California                    000-31149             95-4040623
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(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)       Identification No.)




        6053 West Century Boulevard, 11th Floor           90045-6438
            Los Angeles, California                       (Zip Code)
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      (Address of principal executive offices)


       Registrant's telephone number, including area code: (310) 342-5000
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                                 Not Applicable
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          (Former name or former address, if changed since last report



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits

  Exhibit        Description
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   99.1       July 22, 2004 Earnings Release by California Pizza Kitchen, Inc.


ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

On July 22, 2004, the Company issued a press release describing selected financial results of the Company for the quarter ended June 27, 2004. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 22, 2004                        California Pizza Kitchen, Inc.
                                     a California corporation

                                     By:  /s/ Richard L. Rosenfield
                                         ---------------------------
                                          Co-Chief Executive Officer

                                     By:  /s/ Larry S. Flax
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                                          Co-Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit    Description
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99.1       July 22, 2004 Earnings Release by California Pizza Kitchen, Inc.